Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events

Note 11 — Subsequent Events

In accordance with ASC Topic 855, “Subsequent Events”, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued, the Company has evaluated all events or transactions that occurred up to xxx, 2025, the date the financial statements were available to issue. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements except the following:

Anbio Biotechnology Limited (“Anbio UK”), was incorporated under the laws of UK as a wholly owned subsidiary of Anbio. Anbio UK was dissolved on January 7, 2025, and has not conducted any operations before the date of dissolution.

On February 20, 2025, the Company completed its initial public offering of 1,600,000 Class A Ordinary Shares at a price of $5.00 per share. The total gross proceeds received from the initial public offering was US$8 million.

On February 25, 2025, Anbio Samoa was incorporated under the laws of the Independent State of Samoa as a wholly owned subsidiary of PharVac BVI, with the objective of designing and selling IVD products. Over time, as Anbio Samoa gradually transitions into an operational entity, the role of Anbio BVI will progressively shift, and it will no longer serve as the primary operational entity.

Anbio Biotechnology (“Anbio France”), was incorporated under the laws of France as a wholly owned subsidiary of Anbio HK. Anbio France was dissolved on April 3, 2025, and has not conducted any operations before the date of dissolution.